UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 5, 2014

_________________________________________________________
Triangle Capital Corporation
(Exact name of registrant as specified in its charter)
 _________________________________________________________

Maryland	814-00733	06-1798488
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina		27612
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (919) 719-4770
Not Applicable
(Former name or former address, if changed since last report.)
_________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 5, 2014, the Board of Directors of Triangle Capital Corporation (the “Company”) approved an amendment to Section 2.7 of the Company’s Third Amended and Restated Bylaws (the “Bylaws”), effective on that date, to provide for majority voting in uncontested elections of directors. The amended Bylaws are attached as Exhibit 3.1 and are herein incorporated by reference.
In connection with the amendment to the Bylaws, on February 5, 2014, the Board of Directors also amended the Company’s Corporate Governance Guidelines to include a resignation policy for directors who do not receive a majority vote in an uncontested election. The policy is contained in Section 4.12 of the Corporate Governance Guidelines, which are available on the Company’s website, www.tcap.com.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit 99.1 is being furnished herewith to this Current Report on Form 8-K:

Exhibit No.	Description
3.1	Fourth Amended and Restated Bylaws of Triangle Capital Corporation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Triangle Capital Corporation

Date: February 7, 2014	By:	/s/ Steven C. Lilly
Steven C. Lilly
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Fourth Amended and Restated Bylaws of Triangle Capital Corporation